                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 24, 2006,

                            G-III APPAREL GROUP, LTD.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-18183                   41-1590959
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

             512 SEVENTH AVENUE                                     10018
             NEW YORK, NEW YORK                                   (Zip Code)
   (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 403-0500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e- 4(c))

ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT

     On February 24, 2006, G-III Leather Fashions, Inc., J. Percy for Marvin
Richards, Ltd. and CK Outerwear, LLC, each a subsidary of G-III Apparel Group,
Ltd., entered into an amendment to the Financing Agreement, dated July 11,2005, with The CIT Group/Commercial Services, Inc. ("CIT"), as Agent, and Bank Leumi
USA, CIT, Commerce Bank, N.A., HSBC Bank USA, National Association, Israel
Discount Bank of New York, Webster Business Credit, Siemens Financial Services,
The Bank of New York and Signature Bank as Lenders. The Financing Agreement is a
three-year senior secured credit facility providing for borrowings in the aggregate principal amount of up to $195,000,000. The facility consists of a revolving line of credit and a term loan.

     The amendment sets forth the covenants in the Financing Agreement for the fiscal year ending January 31, 2007 related to net worth, earnings before interest, taxes, depreciation and amortization and fixed charge coverage ratio.
The amendment also specifies the maximum amounts that may be borrowed during the year, as well as revises the borrowing base formula and permitted over advances.
A copy of the amendment is attached hereto as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits.

     10.1 Amendment No. 2, dated as of February 24, 2006, to Financing
          Agreement, dated as of July 11, 2005, by and among The CIT
          Group/Commercial Services, Inc., as Agent, the Lenders that are parties thereto, G-III Leather Fashions, Inc., J. Percy For Marvin
          Richards, Ltd., and CK Outerwear, LLC.

                                  EXHIBIT INDEX

Exhibit No.                              Description
-----------                              -----------

10.1           Amendment No. 2, dated as of February 24, 2006, to Financing
               Agreement, dated as of July 11, 2005, by and among The CIT
               Group/Commercial Services, Inc., as Agent, the Lenders that are parties thereto, G-III Leather Fashions, Inc., J. Percy For
               Marvin Richards, Ltd., and CK Outerwear, LLC.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             G-III APPAREL GROUP, LTD.

Date: March 2, 2006

                                             By: /s/ Neal S. Nackman
                                                 -------------------------------
                                                 Name: Neal S. Nackman
                                                 Title: Chief Financial Officer